UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2006

PERICOM SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-27026	77-0254621
(Commission File Number)	(I.R.S. employer identification No.)

3545 North First Street

San Jose, California 95134

(Address of Principal Executive Office, Including Zip Code)

(408) 435-0800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On February 16, 2006, Deloitte & Touche LLP (“Deloitte”) informed management and the Audit Committee of Pericom Semiconductor Corporation (the “Company”) that it had resigned as the independent registered public accounting firm for the Company effective immediately.

The report of Deloitte & Touche LLP on the Company’s financial statements for the fiscal years ended July 2, 2005 and June 26, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audit of the effectiveness of the Company’s internal control over financial reporting as of July 2, 2005, based on the criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission, Deloitte & Touche LLP expressed an adverse opinion in its report dated September 15, 2005 on the effectiveness of the Company’s internal control over financial reporting due to a material weakness in the Company’s controls relating to the accounting consequences arising from significant changes in the Company’s business operations.

In connection with the audits of the Company’s financial statements for each of the two most recently completed fiscal years and through February 23, 2006, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of such disagreements in connection with its audit report. There were no reportable events as defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K, except as follows: (i) in connection with its review of the Company’s interim financial information for the quarter ended December 25, 2004, Deloitte & Touche LLP advised the Company’s Audit Committee of a material weakness in internal control over financial reporting related to controls over the determination of obsolescence inventory charges for a product end-of-life program; (ii) in connection with its audit of the effectiveness of the Company’s internal control over financial reporting for the year ended July 2, 2005, Deloitte & Touche LLP advised the Company’s Audit Committee of a material weakness in internal control over financial reporting as described above; (iii) in connection with its review of the Company’s interim financial information for the quarter ended October 1, 2005, Deloitte & Touche LLP advised the Company’s Audit Committee of a material weakness in internal control over financial reporting related to the process for timely evaluation and potential write-down of MRB inventory; and (iv) in connection with its review of the Company’s interim financial information for the quarter ended December 31, 2005, Deloitte & Touche LLP advised the Company’s Audit Committee of a material weakness in internal control over financial reporting related to the Company’s controls over the consolidation process, including the proper accounting for the foreign currency translation of subsidiary financial statements and the review of the consolidation of subsidiary financial statements for proper classifications in the consolidated financial statements.

The Company has requested that Deloitte & Touche LLP furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of such letter, dated February 23, 2006, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from Deloitte & Touche LLP, dated February 23, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERICOM SEMICONDUCTOR CORPORATION
(Registrant)

Date: February 23, 2006	By:	/S/ ALEX HUI
Alex Hui
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Deloitte & Touche LLP, dated February 23, 2006.